UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 16, 2011
Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

744 Horizon Court, Suite 350 Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 245-9410 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported by AgFeed Industries, Inc. (the “Company”) in its Current Report on Form 8-K, filed with the Commission on September 29, 2011, the Company’s board of directors appointed a Special Committee (the “Special Committee”) to investigate the accounting relating to certain of the Chinese farm assets (acquired during 2007 and 2008) used in the Company’s Chinese hog production business, the validity and collectability of certain of the Company’s accounts receivable relating to its Chinese animal nutrition business, and any other issues that may arise during the course of its investigation (the “Investigation”).  The Special Committee engaged the law firm of Latham & Watkins LLP (“L&W”) to serve as its independent counsel in connection with the Investigation, and L&W retained the forensic accounting firm of FTI Consulting to serve as its forensic accounting advisor.

The facts learned in the Investigation to date indicate that the Company’s financial accounting staff and management based in China engaged in accounting improprieties during 2009 and 2010 and the first two quarters of 2011 in connection with the Company’s Chinese legacy hog production business that they concealed from the Company’s management in the United States.  The facts learned in the Investigation to date do not indicate that such improprieties occurred outside of the Chinese legacy hog production business or involved members of the Company’s staff and management located in the United States.

After discussing the facts learned in the Investigation to date with management, the Company’s audit committee concluded on December 16, 2011 that the Company’s previously issued unaudited financial statements for the quarters ended March 31 and June 30, 2011, as well as its audited financial statements for the years ended December 31, 2010 and 2009, should be restated.  As a result, the Company’s consolidated balance sheets as of March 31 and June 30, 2011 and December 31, 2010 and 2009, the Company’s consolidated statements of operations and other comprehensive income (loss) for the quarters ended March 31 and June 30, 2011 and the years ended December 31, 2010 and 2009, the Company’s consolidated statements of cash flows for the quarters ended March 31 and June 30, 2011 and the years ended December 31, 2010 and 2009 and the footnotes thereto should no longer be relied upon.  Management discussed these matters with the Company’s independent registered public accounting firms for the applicable periods.  These restatements are in addition to those previously reported by the Company in its Current Report on Form 8-K filed with the Commission on November 10, 2011.

The Investigation by the Special Committee is ongoing, and the Company is continuing to review previously issued financial statements relating to these and other periods.  As a result of the ongoing review by the Special Committee and the Company, the Company is unable at this time to estimate the amount and effect of such restatements in each affected accounting period. The Company intends to file its restated financial statements as soon as practicable.

Management is also continuing to assess the effect of the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. Management will not reach a final conclusion regarding the restatements’ effect on the Company’s internal control over financial reporting and disclosure controls and procedures until completion of the restatement process.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2011, John Stadler resigned as Chairman of the Board and Interim Chief Executive Officer and as a director of the Company for personal reasons.  His resignation was not the result of any disagreement with the Company relating to its operations, policies or practices.  In addition, his resignation does not relate to the facts learned in the Investigation to date referred to in Item 4.02 above.

 Glenn McClelland, Chief Operating Officer of the Company will continue to be responsible for the day-to-day operations of the Company.

Cautionary Statement Regarding Forward-Looking Statements:

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements.  Forward-looking statements include statements regarding expected materiality or significance, the quantitative effects of the restatement, and any anticipated conclusions of the Company, the special committee, the audit committee or management.  The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

           Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results, as well as the Company’s expectations regarding materiality or significance and the restatement’s quantitative effects to differ materially from those in the forward-looking statements.  These factors include, among other things, the results of the Investigation relating to the accounting relating to certain of the Chinese farm assets (acquired during 2007 and 2008) used in the Company’s Chinese hog production business, the validity and collectability of certain of the Company’s accounts receivable relating to its Chinese animal nutrition business, and any other issues that may arise during the course of the Investigation; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of the Investigation or as result of the Company’s evaluation of the application of U.S. GAAP; the risk if the Company does not file periodic reports in a timely manner; litigation, including the pending securities class action and other litigation related to the Investigation and the restatement of the Company’s consolidated financial statements and potential liability for a substantial damage award and indemnification obligations; the risk that additional information may arise from the preparation of the Company’s restated consolidated financial statements; the risk that the Company’s internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected; and the implementation of remedial measures addressing any material weaknesses.  Furthermore, there can be no assurance that additional issues or matters will not arise from the aforementioned litigation.

           For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Item 1A — Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 10-K”), as supplemented by the reports the Company has filed since the 2010 10-K, as well as the additional risks noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: December 19, 2011

	By:	/s/ Clayton T. Marshall
Clayton Marshall
Chief Financial Officer